Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Short MSTR ETF (SMST)

listed on The Nasdaq Stock Market, LLC

November 8, 2024

Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”),

each dated October 30, 2024

This supplement supersedes the supplement filed on November 1, 2024.

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the Defiance Daily Target 2X Short MSTR ETF (the “Fund”). After the close of trading on The Nasdaq Stock Market, LLC (the “Exchange”) on November 15, 2024 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

Reverse Split Ratio	Approximate decrease in total number of outstanding shares
1:5	80%

Effective after the close of the market on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

Old CUSIP	New CUSIP
88636J 188	88636R 115

As a result of this reverse split, every 5 shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 80%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately five times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on November 18, 2024.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-twenty reverse split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	500	$10	$5,000
After Reverse Split	100	$50	$5,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of the Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.